Van Kampen Harbor Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Dobson  9/7/0    -     $99.00 $150,00  1,950,    1.30%  0.52%    Bear   Lehman
Commun    5                    0,000     000                    Stearn  Brothe
icatio                                                          s & Co    rs
   n                                                            Inc.,
 1.50%                                                          Lehman
10/1/2                                                          Brothe
  025                                                            rs,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                 Banc
                                                                  of
Chesap  9/8/0    -     $100.0 $345,00  32,500    0.94%  0.86%   Americ  Lehman
 eake     5              0     0,000                              a     Brothe
Energy                                                          Securi    rs
 4.5%                                                            ties
  Cvt                                                            LLC,
  Pfd                                                           Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                Corp,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                 Bear
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Goldma
                                                                  n
                                                                Sachs
                                                                & Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                 ates
                                                                Inc.,
                                                                 UBS,
                                                                 BMO
                                                                Nesbit
                                                                  t
                                                                Burns
                                                                Inc.,
                                                                Gilfor
                                                                  d
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Howard
                                                                Weil,
                                                                Jeffri
                                                                  es
                                                                Babson
                                                                Financ
                                                                  e,
                                                                Johnso
                                                                n Rice
                                                                & Co.
                                                                 LLC,
                                                                Pritch
                                                                 ard
                                                                Capita
                                                                  l
                                                                Partne
                                                                 rs,
                                                                 RBC
                                                                Domini
                                                                  on
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
Interp  10/19    -     $1000. $525,00   3,900    0.74    1.07   JPMorg  JPMorg
 ublic   /05             00    0,000                              an      an
 Group                                                          Securi
  CVT                                                           ties,
  Pfd                                                           Morgan
 5.25%                                                          Stanle
                                                                  y,
                                                                 UBS,
                                                                 USBC
                                                                Securi
                                                                ties,
                                                                 ING
                                                                 Bank
                                                                NV/Uni
                                                                 ted
                                                                States
                                                                  ,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey
                                                                Goldma
 Quest                                                            n,
Commun  11/2/    -     $100.0 $1,100,  1,625,    0.15%  0.05%   Sachs   Goldma
icatio    05             0    000,000    000                    & Co.,     n
n Inc.                                                          Credit   Sachs
 3.5%                                                           Suisse   & Co.
Conver                                                          First
 tible                                                          Boston
 Notes                                                            ,
  due                                                           Morgan
 2025                                                           Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties